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                                                                  EXHIBIT 10.35

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                                                     ASTERISKS DENOTE OMISSIONS.




                      SPONSORSHIP AND ADVERTISING AGREEMENT

Agreement, dated as of April 16, 1999, between InteliHealth, Inc.
("InteliHealth") and Vitamin Shoppe Industries, Inc. ("Company").

WHEREAS, InteliHealth owns and operates a site on the World Wide Web (the "Web") portion of the Internet located at www.intelihealth.com (together with any successor Web sites and any co-branded sites on www.intelihealth.com for which InteliHealth controls the advertising and sponsorships, the "InteliHealth Site");

WHEREAS, Company owns and operates a site on the Web located at www.vitaminshoppe.com (together with any successor Web sites, the "Company Site"; and together with the InteliHealth Site, the "Sites"); and

WHEREAS, Company desires to receive various sponsorship and promotional placements on the InteliHealth Site and InteliHealth desires to receive certain marketing and promotional services from Company, all as in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration the parties hereto agree as follows:

1.     EXCLUSIVE VITAMIN SPONSORSHIPS AND ADVERTISING.

(a) Throughout the Term (as defined below), Company shall be the sole and exclusive vitamin and supplement sponsor of, and, except as set forth in this Agreement, the sole vitamin and supplement advertiser on, the InteliHealth Site, and in furtherance thereof InteliHealth shall not place any names, trademarks, links, buttons, advertisements or content of any Company Competitor (as defined below), or any links which link directly to any Company Competitor (collectively, "Competitor Content"), excluding content created by InteliHealth or licensed from third parties other than any Company Competitor and any names, trademarks links or buttons in any such content (collectively, "Permitted Content"), on any area of the InteliHealth Site.

(b) For purposes of this Agreement the term "Company Competitor" mean any entity set forth on Exhibit A attached hereto, which Exhibit A may be updated from time to time by the Company, subject to InteliHealth's reasonable approval; or (ii) any entity which, on the date of any agreement between InteliHealth and any such entity, derives more than 51% of its revenues from the sale of vitamins and/or nutritional supplements, provided that with respect to this clause (ii), if InteliHealth, after using reasonable efforts to determine whether an entity meets this condition, violates this clause (ii) it shall not be deemed to be a breach of this Agreement, provided, further, that if InteliHealth is notified in writing by Company that it has breached this clause (ii), then InteliHealth shall have 60 days from such notification to remedy such breach before it shall be deemed to have breached this Agreement. If InteliHealth is unable to remedy this breach within such 30-day period after using reasonable efforts, then Company's sole and exclusive remedy shall be to terminate this Agreement (without any liability to Company arising out of such termination) and to receive a prorata refund


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of all prepaid amounts. To the extent other entities on the InteliHealth Site which are not Company Competitors sell vitamins or supplements, they shall not, except as set forth below, be able to promote the sale of vitamins or supplements on the InteliHealth Site.

(c) Notwithstanding anything to the contrary contained in this Agreement, during the terms of each of their current contracts with InteliHealth, but not for any renewals or extensions thereof, each of [*****] and [*****] may run advertisements in all areas of the InteliHealth Site other than the Company Sponsored Zones (as defined below), including advertisements which promote the sale of vitamins or nutritional supplements.

                (a) Company acknowledges that, notwithstanding anything to the contrary contained in this Agreement, the terms of this Agreement shall not apply to (i) InteliHealth's Health SuperMall (or an equivalent site) or (ii) InteliHealth's professional site located at ipn.intelihealth.com.

2.     SPONSORSHIP PLACEMENTS.

(a) During the Term, in no way limiting the foregoing in Section 1, Company will receive the following sponsorship and promotional placements on the InteliHealth
Site:

       (i) Company Sponsored Zones on InteliHealth Site. Subject to the terms of this Agreement, Company will: (A) be the exclusive vitamin and supplement sponsor in the Vitamin and Nutrition Resource Center area of the InteliHealth Site, the Ask the Nutritionist area of the InteliHealth Site and the Alternative Health Zone of the InteliHealth Site (the "Company Sponsored Zones"); (B) [*****] the first (top) anchor tenant position in the Vitamin and Nutrition Resource Center and the Alternative Health Zone, which position shall contain a link to, in Company's sole discretion, either the Company Site or Company's Vitamin Buzz Web site ("Vitamin Buzz"); (C) place Company sponsorship buttons, badge placements and banner advertisements, each of which shall contain links to, in Company's sole discretion, either the Company Site or Vitamin Buzz, in each Company Sponsored Zone, so that: (i) at least one Company sponsor button, badge placement or banner advertisement appears on every page view of every page of each Company Sponsored Zone; (ii) at least [*****] of all sponsorship buttons appearing in each Company Sponsored Zone are Company sponsorship buttons; (iii) at least [*****] of all badge placements appearing in each Company Sponsored Zone are Company badge placements; (iv) at least [*****] of all banner advertisements appearing in each Company Sponsored Zone are Company banner advertisements. There shall be only: (A) up to [*****] anchor tenant positions on the first page of each of the Vitamin and Nutrition Resource Center and the Alternative Health Zone; (B) [*****] sponsor button on each page of the Company Sponsored Zones other than on the first page of each of the Vitamin and Nutrition Resource Center and the Alternative Health Zone; and (C) [*****] badge placement and [*****] banner advertisement on each page of each Company Sponsored Zone. Exhibit B sets forth page shot mock-ups of the first and second pages of a typical sponsored zone with anchor tenant positions, substantially as they will appear on its launch date. Company's placements in the Company Sponsored Zones will be as or more prominent than



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       those contained in Exhibit B. Notwithstanding the foregoing, InteliHealth may add additional links to the Company Sponsored Zones for InteliHealth's own promotional use in a manner consistent with that done in the other zones on the InteliHealth Site.

       InteliHealth shall provide the Company Sponsored Zones at least the same, treatment, prominence and integration throughout the InteliHealth Site which it provides to all other "zones" on the InteliHealth Site. Additionally, InteliHealth shall promote the Vitamin and Nutrition Resource Center through permanent icons, rotating promotional links and specials on America Online, CBS.com, AltaVista, CompuServe, PointCast and its current and future InteliHealth distribution partners, subject to the terms of Section 2(e) below. Until the launch of the Alternative Health Zone area of the InteliHealth Site, Company will receive comparable placements within the current alternative health area of the InteliHealth Site. If InteliHealth removes the current alternative health area of the InteliHealth Site, then InteliHealth will provide Company with similar placements within a similar and mutually agreeable area of the InteliHealth Site as a substitute. If the Alternative Health Zone is not launched within [*****] of the date of this Agreement, then the Company may elect to sponsor the weight management zone or any other zone mutually agreed upon by the parties and shall receive placements therein comparable to those that it would have received in the Alternative Health Zone.


       (ii) Additional Vitamin and Nutrition Sponsorships. In addition to the foregoing, Company shall be the exclusive vitamin and nutritional supplement sponsor of the following vitamin and nutrition specific areas:
       (A) the A-Z Vitamins and Supplements Glossary on the InteliHealth Site;
       (B) the interactive meal planning asset in the Vitamin and Nutrition Resource Center; and (C) the InteliHealth recipe area in the Vitamin and Nutrition Resource Center, and shall receive the same treatment and placements in those areas as it receives in the Company Sponsored Zones.


       (iii) Other Assets in the Vitamin and Nutrition Resource Center. To the extent InteliHealth creates any other content assets within the Vitamin and Nutrition Resource Center, Company will be the exclusive vitamin and supplement sponsor of such assets to the same extent as set forth in
       Section 2(a)(i) above.


       (iv) Additional Sponsorships on InteliHealth Site. To the extent InteliHealth creates any major content assets within the InteliHealth Site the main topic of which is vitamins, nutritional supplements and/or alternative health, Company will be the exclusive vitamin and supplement sponsor of such assets to the same extent as set forth in Section 2(a)(i) above. In addition, Company will be the exclusive vitamin and supplement sponsor of the USDA Nutritional Database to the same extent as set forth in Section 2(a)(i) above.


       (v) Email Sponsorship. Company will be (A) the exclusive vitamin sponsor of InteliHealth's weekly nutrition email and (B) one of the rotating sponsors of InteliHealth's daily and weekly health emails, provided, that Company shall be the sole and exclusive vitamin sponsor of all vitamin and supplement emails. InteliHealth's obligations described in


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       Section l (a) above with respect to advertising shall also apply to all emails generated by InteliHealth during the Term.

       (vi) Sweepstakes. InteliHealth shall create vitamin and nutrition related sweepstakes and Company shall, for no additional charge, be given the option to sponsor each such sweepstake.


       (vii) Search Terms. Company will be the exclusive vitamin sponsor of at least [*****] "search terms," chosen by Company, subject to InteliHealth's reasonable approval. Company may update such search terms from time to time, subject to InteliHealth's reasonable approval.


       (viii) Additional Advertising. Company will receive banner and badge placements throughout the InteliHealth Site, which placements shall be substantially the same as those received by every other similarly-situated zone sponsor.

As used in this Section 2(a), the term "exclusive" with respect to each Company Sponsored Zone means that: (A) Company shall be the sole and exclusive vitamin and nutrition supplement sponsor of each Company Sponsored Zone, and, except for Permitted Content or as otherwise provided in this Agreement, no Competitor Content, or links directly to any Competitor Content shall appear in the Company Sponsored Zones; and (B) other than (i) Company anchor tenant positions, sponsor buttons, badge placements, banner advertisements or other Company promotions,
(ii) Permitted Content or (iii) as otherwise provided in this Agreement, no content, including content in any anchor tenant, sponsor button, badge and banner advertisement space, promoting the sale of vitamins or nutritional supplements, whether by a Company Competitor or anyone else, shall appear in the Company Sponsored Zones. For purposes of this paragraph, except for Permitted Content or as otherwise provided in this Agreement, the term Competitor Content shall include the content of all drugstores, including, without limitation, the content of [*****], [*****] and [*****]. Notwithstanding anything in this Agreement to the contrary, [*****] may, during the term of its agreement with InteliHealth but not for any extensions or renewals thereof, occupy one of the four remaining anchor tenant positions in the Vitamin and Nutrition Resource Center, but shall not be allowed to promote the sale of specific vitamins or nutrition supplements therein. InteliHealth's obligations with respect to each area of the InteliHealth Site set forth in this Section 2(a) shall also apply to all areas which are successors or replacements to such areas and to all new vitamin and nutrition areas in the Vitamin and Nutrition Resource Center other than those set forth in this Section 2(a).

(b) InteliHealth may not, without the prior written consent of Company (which will not be unreasonably withheld), substantially alter, change or modify the look, feel or functionality of any Company Sponsored Zone so as to materially change or alter Company's prominence, in terms of either size, placement or frequency, within such zone so that such prominence is no longer at least equivalent to such prominence on its launch date.

(c) If InteliHealth wishes to allow any area on the InteliHealth Site set forth in this Section 2 in which Company is the exclusive sponsor of vitamins and supplements to be displayed on any other



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Web site, whether owned by InteliHealth or not, and if InteliHealth is able to control the advertising placements within or sponsorship of such area on such third party Web site, InteliHealth shall, prior to contacting any other party with respect to such advertisements or sponsorship, notify Company in writing prior to the launch of such area and shall negotiate in good faith with Company to allow Company to be the exclusive advertiser and sponsor of such area on such third party Web site.

(d) For each of the placements described in this Section 2, Company shall provide InteliHealth with all trademarks, logos or banners which will be displayed on the InteliHealth Site and which will link to the Company Site. Where feasible, the placement may include mutually agreeable text. The parties hereto agree to cooperate and work together in the establishment of all links placed pursuant to this Agreement. Links from one party's Site to the other party's Site shall in no way alter the look, feel or functionality of the linked Site. The parties agree that, notwithstanding anything to the contrary contained in this Agreement, all placements under this Agreement must comply with InteliHealth's standard advertising guidelines which are contained in Exhibit C hereto, which guidelines shall apply to all zones on the InteliHealth Site.

(e) Company acknowledges that the Ask the Nutritionist Button and other content assets of InteliHealth may not be accepted by all of InteliHealth's distribution partners' sites.

3. COMPANY PROMOTIONAL ACTIVITIES. Company will engage in the promotional and marketing activities described on Exhibit D. In all such promotional activities Company shall, during the Term, be able to state that Company is "a proud Marquis sponsor of [the InteliHealth Web site] or [InteliHealth.com]" or "exclusive category sponsor of the Vitamin and Nutrition Center on InteliHealth.com," subject to InteliHealth's prior review and written approval of all such uses; however, following such process InteliHealth may grant approval for entire advertising campaigns or for general use guidelines for specific advertisements. In addition, Company may display posters and other in-store promotions offering the sale of Johns Hopkins products using the tagline "InteliHealth, Home to Johns Hopkins Information" and the url www.intelihealth.com as a source for comprehensive Health information, subject to InteliHealth's prior review and written approval. Other than as explicitly provided for in this Agreement, all other promotional activities relating to this Agreement are subject to the prior approval of InteliHealth and Company.

4.     FEES.

(a) Annual Fee. The fee for the placements and other rights provided under this Agreement for the Initial Term (as defined below) is [*****]. Of this fee, [*****] shall be payable on the date of this Agreement, and the balance of such fee shall be paid in six (6) equal installments of [*****], with the first installment (the "First Installment") due on the latter of (i) the Launch Date (as defined below) and (ii) the 15th day of the fourth month of the Term following the date of this Agreement, and the remaining five installments due on the 15th day of each of the seventh, tenth, 13th, 17th and 20th months of the Term following the date of this Agreement, provided that the first of such five remaining installments (the "Second Installment") shall not be due until after the First Installment has been paid. In the event the First Installment is paid later than the seventh


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month of the Term, the Second Installment shall be paid no later than three months following the payment of the First Installment.

(b) Late Payment. In addition to InteliHealth's other rights under this Agreement, InteliHealth may suspend all sponsorship and promotional placements in the event any payment is late by more than five (5) business days.

5. REPORTING. InteliHealth will provide Company with monthly reports containing substantially the same types of information delivered to other of its similarly situated sponsors, which reports will include information regarding impressions and click-throughs Company shall have the right to use such data exclusively for its internal business purposes and shall treat such data as confidential and proprietary information.

6.     TERM.

(a) The initial term (the "Initial Term"; and together with all extensions and renewals, the "Term") will begin on the date set forth above and expire on the [*****] year anniversary of the date (the "Launch Date") on which (i) the Vitamin and Nutrition Resource Center, the Ask the Nutritionist feature area, and the placements in the current alternative health area on the InteliHealth Site are operational and (ii) the links to the Company Site within each of the Vitamin and Nutrition Resource Center and the Ask the Nutritionist feature area on the InteliHealth Site are established all as in accordance with the terms of this Agreement, subject to earlier termination as set forth in the General Terms and Conditions. If the Launch Date has not occurred by [*****], Company shall, in its sole discretion, be entitled to terminate this Agreement without any liability and receive a full refund of all amounts paid by Company to InteliHealth pursuant to this Agreement prior to the date of such termination.


(b) On or before the 95th day prior to the expiration of the Initial Term, InteliHealth shall deliver a written notice to Company to notify Company of the commencement of the extension negotiation period. Between the 90th and 60th day prior to the expiration of the Initial Term, InteliHealth and Company shall in good faith negotiate to extend the term of this Agreement. If by the 30th day prior to the expiration of the Initial Term, InteliHealth and Company shall have not agreed on mutually agreeable terms for an extension of the Term of this Agreement, InteliHealth may commence negotiations with third parties with respect to the sponsorship of the Company Sponsored Zones, provided, that prior to entering into any agreement with any third party regarding the sponsorship of the Company Sponsored Zones, [*****], and Company shall have five business days from the receipt of such notice to notify InteliHealth in writing that Company will accept such Third Party Terms, in which case InteliHealth and Company shall enter into an agreement for the extension of the Term on substantially the terms set forth in the Third Party Terms. If Company does not respond to InteliHealth within such five business day period, then on or after the next succeeding business day, InteliHealth may enter into an agreement with such third party substantially upon the terms of the Third Party Terms.



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7.     COMPANY ADVERTISING. InteliHealth hereby confirms and agrees that during the Term Company shall be able to serve up its own advertising using NetGravity software and tags, and that InteliHealth shall not do anything which would unreasonably interfere or hamper such serving. Notwithstanding anything in this Agreement, all information regarding Company advertising (including Company banner advertisements), including all users viewing and clicking information with respect thereto, shall be deemed to be confidential information. (collectively, "Confidential Advertising Information"). To the extent that in connection with InteliHealth's advertising efforts, or otherwise, any third party may or will receive any Confidential Advertising Information from or through InteliHealth, InteliHealth agrees that prior to such third party receiving any such information InteliHealth will enter into an agreement with such third party pursuant to which such third party will agree to keep any such Confidential Advertising Information received by such third party confidential to the same extent as InteliHealth is required to keep such information confidential under this Agreement. Such agreement shall also state that Company is a third party beneficiary of such agreement and as such may enforce its rights and seek damages should such third party breach such agreement.

7.     CONTACT INFORMATION.

Set forth below is the information for each party of the person responsible for its activities under this agreement:

Name and Title:   J.J. Howard       President and CEO
               -----------------------------------------------------------------

Address:     4200 Westside Avenue, North Bergen, NJ
        ------------------------------------------------------------------------

Phone: 201-866-7711   Fax: 201-866-5227   Email: JHoward@vitaminshoppe.com
      ---------------     ---------------       ---------------------------

Name and Title:   Ken Freirich, VP of Sales and Marketing
               -----------------------------------------------------------------

Address:     9600 Harvest Drive, Blue Bell, PA 19422
        ------------------------------------------------------------------------

Phone: 215-775-6745 Fax:215-775-6826   Email: KFreirich@intelihealth.com
      --------------    --------------       ----------------------------


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The attached Exhibit(s) and General Terms and Conditions are a part of this
Agreement. If the terms of this Agreement are acceptable to you, please have an authorized representative of your organization sign below.


INTELIHEALTH, INC.                           VITAMIN SHOPPE INDUSTRIES, INC.

By:    [SIG]                                 By:    [SIG]
       ---------------------------------            ----------------------------

Name:  Ken Freirich                          Name:  J.J. Howard
       -------------------------------              --------------------------

Title: VP of Sales and Marketing             Title: President and CEO
       ------------------------------               ------------------------


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                          GENERAL TERMS AND CONDITIONS

1. Subject to the terms and conditions hereof, Company hereby represents and warrants that it has the power and authority to grant, and does hereby grant to InteliHealth a non-exclusive, non-transferable, royalty-free, worldwide license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to Company (the "Company Marks") solely in connection with the promotion, marketing and distribution of Company and the Company Site in accordance with the terms hereof, provided, however, that InteliHealth shall, other than as specifically set forth in this Agreement, not make any specific use of any Company Mark without first submitting a sample of such use to Company and obtaining its prior consent, which consent shall not be unreasonably withheld. Subject to the terms and conditions hereof, InteliHealth hereby represents that it has the power and authority to grant, and does hereby grant to Company a non-exclusive, non-transferable, royalty-free, worldwide license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to InteliHealth (the "InteliHealth Marks") solely in connection with the promotion, marketing and distribution of InteliHealth and the InteliHealth Site in accordance with the terms hereof, provided, however, that Company shall, other than as specifically set forth in this Agreement, not make any specific use of any InteliHealth Mark without first submitting a sample of such use to InteliHealth and obtaining its prior consent, which consent shall not be unreasonably withheld. The foregoing licenses shall terminate upon the effective date of the expiration or termination of this Agreement. Except as explicitly set forth in this Agreement, neither party grants to the other any rights to any of its intellectual property.

2. Subject to Section 2(b) of the Agreement, each party reserves the right to modify the design, organization, structure, look and feel, navigation and other elements of its Site; provided that if any such modifications by InteliHealth significantly affect Company's sponsorship placements, the parties will work together in good faith to provide Company with a comparable package of placements.

3. Each party reserves the right to reject or remove any content, information, data, logos, trademarks and other materials (collectively, "Materials") provided by the other from its servers at any time if, in its sole opinion, it believes that any such Materials infringe any third-party intellectual property right, are libelous or invade the privacy or violate other rights of any person, violate applicable laws or regulations, or jeopardize the health or safety of any person. Each party will use reasonable efforts to contact the other prior to removing any of its Materials from its servers and will work with the other to resolve the issue as quickly as possible.

4. Each party will be solely responsible for the development, operation and maintenance of its Site and for all materials that appear on its Site, other than for any materials provided by the other party for which the party providing such materials shall be solely responsible, to the extent such materials are not altered by the receiving party. Such responsibilities include, but are not limited to: (i) the technical operation of its Site and all related equipment; (ii) the accuracy and appropriateness of such materials; (iii) for ensuring that such materials do not


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       violate any law, rule or regulation, including all FDA requirements, or infringe upon the rights of any third party (including, for example, copyright, trademarks, privacy or other personal or proprietary rights); and (iv) for ensuring that such materials are not libelous or otherwise illegal. Each party disclaims all liability for all such matters with respect to the other party's Site (except for such party's materials which appear on such other party's Site). Except for the foregoing, or as otherwise specifically set forth in this Agreement, neither party makes any representations, warranties or guarantees of any kind, either express or implied (including, without limitation, any warranties of merchantability or fitness for a particular purpose), with respect to their respective Sites, or the functionality, performance or results of use thereof, or otherwise in connection with this Agreement.

5. Each party hereby agrees to indemnify, defend and hold harmless the other party and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or actions in respect thereof) arise out of or are based on (i) any representation or warranty made by it herein being untrue, (ii) any breach by it of the licenses granted by it hereunder or of any other covenant or agreement made by it herein; (iii) the use by it of any trademarks, Materials or Content (as defined below) of the indemnifying party other than in accordance with the terms hereof; (iv) the marketing, use or distribution of such party's products or services; (v) the development, operation, and maintenance of its Site; and (vi) such party's Content or other Materials. For purposes herein, "Content" shall mean, with respect to each party, (A) the proprietary content delivered by such party to the other party pursuant to this Agreement, but only to the extent that such content is not altered by the receiving party and the Loss in question would not have arisen but for such alteration, and (B) the proprietary content contained on such party's Site other than the indemnified party's Content or Materials. The foregoing obligations are contingent upon the indemnified party: (i) promptly notifying the indemnifying party of any claim, suit, or proceeding for which indemnity is claimed; (ii) cooperating reasonably with the indemnifying party at the latter's expense; and (iii) allowing the indemnifying party to control the defense or settlement thereof. The indemnified party will have the right to participate in any defense of a claim and/or to be represented by counsel of its own choosing at its own expense.

6. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, ARISING FROM ANY PROVISION OF THIS AGREEMENT, EVEN IF SUCH PARTY HAD BEEN ADVISED ON THE POSSIBILITY OF SUCH DAMAGES. Except for the parties' indemnification obligations above, each party's total liability for monetary damages shall not exceed the total amount of fees paid to InteliHealth hereunder. The foregoing limitations shall not apply to each party's rights under applicable intellectual property laws.


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7.     During the Term, and for a period of two years thereafter, each party shall retain in confidence any information provided to it by the other party and marked, labeled or otherwise designated as confidential or proprietary, provided, that the terms and conditions of this Agreement shall be deemed to be confidential information, unless the information sought to be disclosed (i) is publicly known at the time of disclosure,
       (ii) is lawfully received from a third party not bound in a confidential relationship with the other party, (iii) is published or otherwise made known to the public by the other party, (iv) was generated independently without reference to the other party's confidential information, or (v) is required to be disclosed under law or a court order, provided, however that with respect to filing obligations under the securities laws, each party will, to the extent that it is required to file this Agreement, file this Agreement in redacted form reasonably approved by the other party prior to such filing.

8. Either party may terminate this Agreement (i) at any time in the event of a material breach by the other party that has not been cured within thirty (30) days of written notice thereof or (ii) at any time upon sixty
       (60) days written notice to the other party. InteliHealth will provide Company with a prorata refund of all prepaid fees in the event this Agreement is terminated by Company pursuant to clause (i) above or by InteliHealth pursuant to clause (ii) above. In the event that this Agreement is terminated by InteliHealth in accordance with clause (ii) above, InteliHealth agrees that it shall not enter into any agreement or arrangement with any other entity which is similar to the arrangement which it has with Company pursuant to this Agreement, specifically including allowing any other entity to be a vitamin or supplement sponsor of the InteliHealth Site, within the six (6) month period following such termination.

9. Neither party shall be responsible for any failure to perform its obligations under this Agreement (other than obligations to pay money) caused by an event reasonably beyond its control, including but not limited to, the infrastructure of the Internet, wars, riots, labor strikes, natural disasters or any law, regulation, ordinance or other act or order of any court, government or governmental agency.

10. Neither party will issue any press release or other public statement regarding this Agreement without the other party's prior written consent. Notices delivered under this Agreement may be given in writing by letter, facsimile or email (with hard copy confirmation) and will be effective when received. This Agreement contains the entire understanding of the parties with respect to the transactions and matters contemplated hereby, supersedes all previous communications, understandings and agreements (whether oral or written), and cannot be amended except by a writing signed by both parties. This Agreement will be construed in accordance with the laws of the Commonwealth of Pennsylvania, and all disputes arising from or related to this Agreement shall be brought exclusively in the Court of Common Pleas, Montgomery County, Pennsylvania, or the U.S. District Court, Eastern District of Pennsylvania. The terms of Paragraphs 4 through 10 will survive expiration or termination of this Agreement. This Agreement does not constitute either party an agent, legal representative, joint venturer, partner or employee of the other for any purpose whatsoever



                                       3
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       and neither party is in any way authorized to make any contract, agreement, warranty or representation or to create any obligation, express or implied, on behalf of the other party hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns; provided, however, that neither party shall have the right to assign this Agreement, in whole or in part, without the other party's prior written consent, which consent will not be unreasonably withheld, except that Company may assign its rights and obligations hereunder to any entity which owns and operates the online business of Company (including, but not limited to, the Company Site) and which is either controlled by Company or which commences an initial public offering, provided that such entity agrees in writing to be bound by all of the terms and conditions of this Agreement.


                                       4
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                                    EXHIBIT A

                           VITAMIN SHOPPE COMPETITORS


Acta Pharmacal                                     Puritans Pride
All Vitamins                                       Reach4life
Austin Nutritional                                 Realtime
BenSalem Naturals                                  S. Shiraishi Office, Inc.
B-Vital                                            Shop Vitamins
Chayas Chemical-Free                               The Herb Shop
Cherokee Naturals, Inc.                            The Herb Shoppe
Club Vitamin                                       The Nickel and Thyme Shoppe
GNC                                                The Vitamin Source
Good Life Nutrition                                The Vitamin Tree
Green Tree                                         US Health Distributors, Inc.
Green Turtle Bay Vitamin                           Vita Save
Greenshack Direct                                  VitaCare
Health and Vitamin Express                         VitaFit
Health Depot                                       Vital Life
Infinity 2                                         Vitamin Depot
Jamieson Natural Sources                           Vitamin Express
Karemore Vitamin Company                           Vitamin House
Kava Systems                                       Vitamin House
L & H Vitamins                                     Vitamin Shack
Life Plus Vitamins                                 Vitamin Warehouse, Inc.
MineralNet                                         Vitamins for Life
Mother Nature's General Store                      Vitamins Online
Mountain Naturals Vitamins                         Vitamins.com
My Vitamins                                        Vitanet
Nature Sunshine                                    Vitawise
Nature Sunshine Herb and Vitamins                  Wholesale Vitamins
Noah's Ark                                         Vitamin Planet
Nutritional Direct                                 Vitamin Research Products
Nature's Bounty                                    Vitamin Discount Connection
Vitamin World                                      Vitamin Plus
MotherNature.com                                   Vitamins Network
Nutritional Warehouse                              Vitamin4Life.com
Phillips Nutritional


































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                                    EXHIBIT B

                       MOCK-UPS OF TYPICAL SPONSORED ZONE

See attached.


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                         INTELIHEALTH - RESOURCE CENTER
                           ADVERTISING SPECIFICATIONS


--------------------------------------------------------------------------------

THE JOHNS HOPKINS HEALTH [INSIDER LOGO]                 FREE FOR A LIMITED TIME!

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[INTELIHEALTH LOGO]      InteliHEALTH                   Home to
                               The Trusted Source       Johns Hopkins
                                                        Health Information

--------------------------------------------------------------------------------

                                                                   ANCHOR TENANT
                                                                      POSITION


                       BANNER ADVERTISEMENT
                       468 x 60 pixels (no more than 15 Kb)
                       (surrounded by dark blue: 0/0/102 or 40% blue or #000066) If animated, 3 cycles max. Keep in mind, the animation might stop at either the first or the last frame.
[LOGO] Healthcare
      Professionals


          go to        ANCHOR TENANT POSITION
                       120 x 60 pixels (no more than 10Kb: no animations)

      InteliHealth
  Professional Network

                       BADGE ADVERTISEMENT
                       120 x 90 pixels (no more than 10Kb)

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                                                     ASTERISKS DENOTE OMISSIONS.



                                  INTELIHEALTH
                           ADVERTISING SPECIFICATIONS


--------------------------------------------------------------------------------

THE JOHNS HOPKINS HEALTH [INSIDER LOGO]                 FREE FOR A LIMITED TIME!

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Take our
[INTELIHEALTH LOGO]   InteliHEALTH               Home to                 test
                            The Trusted Source   Johns Hopkins           for
                                                 Health Information   depression

--------------------------------------------------------------------------------





                       BANNER ADVERTISEMENT
                       468 x 60 pixels (no more than 15 Kb)
                       (surrounded by dark blue: 0/0/102 or 40% blue or #000066) [LOGO] Healthcare
      Professionals


          go to        BADGE - SPONSOR LOGO
                       120 x 60 pixels (no more than 10Kb)

      InteliHealth
  Professional Network

                       BADGE - SPONSOR MESSAGE
                       120 x 90 pixels (no more than 10Kb)

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                                    EXHIBIT C

                         COMPANY PROMOTIONAL ACTIVITIES


Company shall provide each of the following at least [*****] during the Term:

       The promotion of InteliHealth in Vitamin Shoppe catalogs.
       The promotion of InteliHealth at Vitamin Shoppe retail stores.
       The promotion of InteliHealth on www.vitaminshoppe.com.
       At Company's discretion, Space ads in print magazines and newspapers will include InteliHealth.
       Cross pollination of Company's catalog customers with InteliHealth catalog or newsletter subscribers.
       Press releases to industry and consumer levels of partnership.
       Inserts of InteliHealth newsletter subscription cards as box stuffers. Inserts of InteliHealth Healthy Home catalog requests as box stuffers. Box stuffing of InteliHealth Healthy Home catalog.
       Cooperative email promoting InteliHealth to the Vitamin Shoppe email database of "opt-in" addresses.
       Special promotion exclusive to InteliHealth, such as a free supplements organizer with registration or purchase.
       Offer the A-Z guide to supplements as a free premium to first time buyers via InteliHealth email.
       In an effort to at least partially address the issue of offering a variety of choices to the consumer, the parties may agree to place creative that promotes brand names such as TwinLab, Schiff, Natrol, Nature's Way, etc., in place of the Vitamin Shoppe logo.

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                                    EXHIBIT D

               INTELIHEALTH ADVERTISING AND SPONSORSHIP GUIDELINES

- InteliHealth, in all cases, maintains complete editorial independence and control over our content. We do not allow advertisers, licensees or third party sponsors to make changes to any content without InteliHealth's prior written consent.

- It must be clear that all advertisements and sponsorships are not editorial content.

- All advertisements and sponsorships will be clearly separate from all health content.

- No advertising or sponsorships for firearms, alcohol, tobacco or pornographic products or for any other products or services inconsistent with the mission of InteliHealth will be allowed.

- InteliHealth will not sell any information to a third party that would allow it to identify an individual's medical condition(s). InteliHealth reserves the right to sell data that does not identify individual users and to use the information in connection with its own products and services.

- The Healthy Home online store is provided as a service of InteliHealth. In accordance with our strict editorial policies, neither Johns Hopkins nor any information providers endorse specific products on this service.

- All promotional placements and content must be presented in a manner which does not imply endorsement of any products or services or of any sponsors, advertisers, licensees, or any other third parties.

- Advertisements and sponsorships must not (1) diminish the reputation of InteliHealth or its partners, (2) diminish the quality or integrity of InteliHealth's content, products or services or those of its partners, or
       (3) otherwise be inconsistent with the goals and mission of InteliHealth.

- InteliHealth reserves the right to reject or remove any inappropriate advertisements or other promotional placements in its reasonable discretion, provided that promptly following any such rejection or removal the parties will work together in good faith to rectify the situation.

- The text of all sponsorship messages must be corporate messages only (i.e., no references to specific products) or other mutually-agreed upon text (typically, "Sponsored by xxxxxxxx"). InteliHealth and the sponsor must agree on the site to which a sponsorship button links.

- The text of all anchor tenant placements must be corporate messages only (i.e., no references to specific products) or other mutually-agreed upon text. InteliHealth and the anchor tenant must agree on the site to which the placement links.